Fees Summary	Jul. 31, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 28,333,333.56
Previously Paid Amount	7,449.96
Total Fee Amount	4,337.83
Total Offset Amount	4,337.83
Net Fee	$ 0.00